Exhibit 32.2

Certification Pursuant To Section 1350 Of Chapter 63 Of 18 U.S.C.

As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002/SEC Rule 13a-14(b)

In connection with the Quarterly Report of Orchestra Therapeutics, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2007 as filed with the Securities and Exchange Commission (the “Report”), which this written statement accompanies, I, Michael K. Green, Chief Financial Officer of the Company, certify that:

(1)          The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 2, 2007	/s/ Michael K. Green
Michael K. Green
Chief Operating Officer and Chief Financial Officer